SM&R Investments, Inc.
Supplement dated November 11, 2005 to Class A and Class B Prospectus dated December 31, 2004









Pages 3 and 47 are hereby amended to delete references to Teresa McRoberts as a Co-Portfolio Manager. Ms. McRoberts is no longer with Fred Alger Management, Inc.

Patrick Kelly is now the Portfolio Manager for the SM&R Alger Aggressive Growth Fund.